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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 31, 1999



                                    HIE, INC.
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             (Exact name of registrant as specified in its charter)




          GEORGIA                      0-27056              58-2112366
          -------                      -------              ----------
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)      Identification Number)



  1850 PARKWAY PLACE, SUITE 1100, MARIETTA, GEORGIA               30067
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (770) 423-8450


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         (a) On December 31, 1999, HIE, Inc. ("HIE" or the "Company") entered into an amended and restated loan and security agreement with Silicon Valley Bank (the "Bank"), which provides for a revolving line of credit up to $3,000,000 subject to certain borrowing base limitations described in the agreement. The revolving line of credit matures on December 31, 2000, bears interest at the Bank's prime rate and is secured by cash. The Amended and Restated Loan and Security Agreement dated December 31, 1999 is attached as an exhibit to this Current Report on Form 8-K.

         (b) On January 26, 2000, HIE, Inc. issued a news release reporting results for the fiscal fourth quarter and year ended December 31, 1999. The news release is attached as an exhibit to this Current Report on Form 8-K, and the information contained in such press release is hereby incorporated by reference into this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number            Description
         -------           -----------
         10.1     Non-negotiable Convertible Term Note issued December 21, 1999 by HIE, Inc. to Cybear, Inc.

         10.2     Stock Purchase Warrant issued December 21, 1999 by HIE, Inc.
                  to Cybear, Inc.

         10.3     Registration Rights Agreement dated December 21, 1999 between
                  HIE, Inc. and Cybear, Inc.

         10.4     Amended and Restated Loan and Security Agreement dated
                  December 31, 1999 between HIE, Inc. and Silicon Valley Bank.

         99 Press Release of HIE dated January 26, 2000, reporting fourth quarter and year-end 1999 results.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HIE, Inc.



                                    By:      /s/ Joseph A. Blankenship
                                       ----------------------------------------
                                             Joseph A. Blankenship
                                             Senior Vice President - Finance,
                                             Chief Financial Officer,
                                             Treasurer and Secretary

Date:    January 27, 2000



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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------
         10.1     Non-negotiable Convertible Term Note issued December 21, 1999 by HIE, Inc. to Cybear, Inc.

         10.2     Stock Purchase Warrant issued December 21, 1999 by HIE, Inc.
                  to Cybear, Inc.

         10.3     Registration Rights Agreement dated December 21, 1999 between
                  HIE, Inc. and Cybear, Inc.

         10.4     Amended and Restated Loan and Security Agreement dated
                  December 31, 1999 between HIE, Inc. and Silicon Valley Bank.

         99 Press Release of HIE dated January 26, 2000, reporting fourth quarter and year-end 1999 results.
